UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934 (Amendment No. )

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Cognizant Technology Solutions Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION 300 FRANK W. BURR BLVD. SUITE 36, 6TH FLOOR TEANECK, NJ 07666	Your Vote Counts! COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION 2021 Annual Meeting Vote by May 31, 2021 11:59 PM ET

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You invested in COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 1, 2021.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 1, 2021 9:30 AM EDT

Virtually at: www.virtualshareholdermeeting.com/CTSH2021

*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of directors to serve until the 2022 annual meeting of shareholders.
Nominees
1a.	Zein Abdalla	For
1b.	Vinita Bali	For
1c.	Maureen Breakiron-Evans	For
1d.	Archana Deskus	For
1e.	John M. Dineen	For
1f.	Brian Humphries	For
1g.	Leo S. Mackay, Jr.	For
1h.	Michael Patsalos-Fox	For
1i.	Joseph M. Velli	For
1j.	Sandra S. Wijnberg	For
2.	Approve, on an advisory (non-binding) basis, the compensation of the company’s named executive officers.	For
3.	Ratify the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the year ending December 31, 2021.	For
4.	Shareholder proposal requesting that the board of directors take action as necessary to permit shareholder action by written consent.	Against
Note: To transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

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